UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 16, 2003
                                                          --------------


                             ST. JUDE MEDICAL, INC.
                             ----------------------
             (Exact name of registrant as specified in its chapter)

          Minnesota                     0-8672                    41-1276891
         ----------                     -------                   ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)                ile Number)           Identification No.)


    One Lillehei Plaza, St. Paul, MN                                55117
    --------------------------------                                -----
(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (651) 483-2000
                                                           --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 9. Regulation FD Disclosure.
        ------------------------

St. Jude Medical hosted a conference call with the investment community on April 16, 2003. During the conference call, the Company provided the following sales outlook by product category for the second quarter of 2003 and the full year 2003, which include the impact of the acquisition of the Company's largest distributor in Japan, Getz Bros., effective April 1, 2003:

                                             Sales Expectation Range For:
                                             ----------------------------
                                           (AMOUNTS IN MILLIONS OF DOLLARS)
Product Category                 The Second Quarter of 2003   The Full Year 2003
--------------------------------------------------------------------------------
CARDIAC RHYTHM MANAGEMENT
   ICDS                                $ 110-115                   $ 425-440
   PACEMAKERS                            203-208                     800-825
   EP CATHETERS                            28-33                     120-130

CARDIOLOGY AND VASCULAR ACCESS
   VASCULAR SEALING DEVICES                48-53                     195-205
   OTHER CARDIOLOGY & VASCULAR
      ACCESS PRODUCTS                      20-25                       80-90

CARDIAC SURGERY PRODUCTS                   70-75                     275-280

During the conference call, the Company also stated its expectations for the full year 2003 regarding certain line items of the consolidated income statement expressed as a percentage of net sales:

 --------------------------------------------
| Gross Profit Margin     |     68.5 - 69.0% |
 --------------------------------------------
| SG&A                    |     32.5 - 33.0% |
 --------------------------------------------
| R&D                     |     12.5 - 13.5% |
 --------------------------------------------

Finally, during the conference call the Company made the following comments regarding its outlook for Earnings per Share:

"In preparing our EPS guidance, we have assumed that in second quarter of 2003 the share count used in our fully-diluted EPS calculation will be about 189 million shares and by the fourth quarter of 2003 it will be about 193 million shares with the weighted average outstanding shares for the full year 2003 at 190 million.

The previously disclosed acquisition of St. Jude Medical's largest distributor in Japan, Getz Bros., closed on April 1, 2003. The Company anticipates absorbing the higher cost of goods sold associated with the Getz acquisition accounting in the second quarter of 2003. Including the absorption of this higher cost of goods sold, the Company expects consolidated EPS for the second quarter to be in the range of $0.41 - $0.43.

For the second half of 2003, the higher cost of goods sold arising from the acquisition of Getz will moderate. For the full year 2003, the Company expects this acquisition will be neutral to EPS. The Company expects consolidated EPS for the full year 2003 to be in the range of $1.75 to $1.80.

All of the above sales and EPS expectations assume the Euro/U.S. dollar and Yen/U.S. dollar exchange rates remain at current levels where each Euro translates into $1.06 U.S. dollar and every 120 Yen translates into $1.00 U.S. dollar."

Any statements made regarding the Company's anticipated product approvals, sales, expenses and earnings are forward-looking statements which are subject to risks and uncertainties, such as those described in the Financial Report section of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2002 (see pages 6-8). Actual results may differ materially from anticipated results.



                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       ST. JUDE MEDICAL, INC.


Date:  April 16, 2003                                  By: /s/ Kevin T. O'Malley
       --------------                                  -------------------------
                                                       Kevin T. O'Malley
                                                       Vice President and
                                                       General Counsel